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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (D)
                                    of the
                        SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: July 30, 2003

                                True Health, INC.
              (Exact name of registrant as specified in its charter)

                                       Utah
           (State or other jurisdiction of incorporation or organization)

                                    75-2263732
                      (IRS Employer Identification Number)

                             Kelsy House, 77 High Street
                            Beckenham, Kent, UK. BR3 1AN
                     (Address of principal executive offices)

                           David Francis, Chairman & CEO
                                True Health, Inc.
                             Kelsy House, 77 High Street
                             Beckenham, Kent, UK. BR3 1AN
                       (Name and address of agent for service)

                               (44) (0) 208 658 9575
              (Telephone number, including area code of agent for service)


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Item 4.  Changes in Registrant's Certifying Accountant

         1. i. Registrant's primary accountant, Bateman & Co., Inc., P.C. was dismissed by the Company on July 30, 2003.

                  ii. No reports on the financial statements prepared by Bateman & Co., Inc., P.C. over the past two years contained any adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principals.

                  iii. The decision to change accountants was approved by the Board on July 30, 2003.

                  iv. During the registrant's two most recent fiscal years, there were no disagreements with Bateman & Co., Inc., P.C. on any matter of accounting principals or practices, financial statement disclosure, or auditing scope or procedure, which disagreements would have caused it to make reference to the subject matter of the disagreements in connection with its report.

         2.       i.       The registrant retained the services of the
                  accounting firm of Malone & Bailey, PLLC on July 30, 2003 as their principal accountant.

                  ii. The registrant did not contact the new accountant prior to its engaging the new accountant regarding the application of accounting principals to a specified transaction, or the type of audit opinion that might be rendered on the registrant's financial statements.

                  iii. The registrant did not contact the new accountant prior to its engaging the new accountant regarding any matter that was either the subject of a disagreement or a reportable event.

         3. The registrant has provided a copy of this report, on or prior to the date of filing this report with the Commission, to Bateman & Co., Inc., P.C. and requested that he furnish the registrant with a letter addressed to the Commission stating his approval of or disagreement with the disclosures made herein. Such letter will be filed with the Commission upon receipt by the registrant, but not later than ten days following the filing of this report.

Item 7.  Financial Statements and Exhibits

   Financial Statements

         None

   Exhibits

         16 -- Letter re change in certifying accountant.




                               SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          True Health, INC.



                                          By: /s/David Francis
                                             -----------------------------------
                                              David Francis, President and CEO


Date:  October 27, 2003


                                  EXHIBIT 16
                 Letter re change in certifying accountant
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Bateman & Co., Inc., P.C.
Certified Public Accountants

                                                               5 Briardale Court
                                                       Houston, Texas 77027-2904
                                                                  (713) 552-9800
                                                              FAX (713) 552-9700
                                                          www.batemanhouston.com

August 26, 2003

By fax (202.942.9656) and Regular Mail:
SEC - Office of the Chief Accountant
Attn:  SECPS Letter File
Securities and Exchange Commission
Mail Stop 9-5
450 Fifth Street, NW
Washington, DC 20549

By E-mail and Regular Mail:
David Francis, President and CEO
True Health, Inc.
Kelsey House, 77 High Street
Beckinham, Ken BR3 1AN
UNITED KINGDOM

Ladies/Gentlemen:

We were previously principal accountants for True Health, Inc., (Commission File Number 000-30351), and we issued our report dated April 12, 2003 on the financial statements of True Health, Inc. as of December 31, 2002 and for the two years then ended.

We have read the Form 8-K dated July 30, 2003, (which was not provided to us until August 22, 2003) and we concur with the information shown therein.

We confirm we had no disagreements with True Health, Inc., on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure during the two years ending December 31, 2002.

                                                   Very truly yours,


                                                   /s/Bateman & Co., Inc., P.C.

/tru.auditor.terminatorltr.sec.203.08.26.doc

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